EXHIBIT 24

                     POWER OF ATTORNEY

              Registration Statement on Form S-3
       Relating to Shelf Registration of Debt Securities


          KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint ANGELO S. ABDELA and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, I have executed this instrument this 17th day of January, 1994.

                                /s/ T. H. Black

                       POWER OF ATTORNEY

              Registration Statement on Form S-3
       Relating to Shelf Registration of Debt Securities


          KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint ANGELO S. ABDELA and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, I have executed this instrument this 17th day of January, 1994.

                          /s/ Jewel Plummer Cobb

                       POWER OF ATTORNEY

              Registration Statement on Form S-3
       Relating to Shelf Registration of Debt Securities


          KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint ANGELO S. ABDELA and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, I have executed this instrument this 17th day of January, 1994.

                               /s/ W. C. Ferguson

                       POWER OF ATTORNEY

              Registration Statement on Form S-3
       Relating to Shelf Registration of Debt Securities


          KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint ANGELO S. ABDELA and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, I have executed this instrument this 17th day of January, 1994.

                               /s/ R. J. Gillespie

                       POWER OF ATTORNEY

              Registration Statement on Form S-3
       Relating to Shelf Registration of Debt Securities


          KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint ANGELO S. ABDELA and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, I have executed this instrument this 18th day of January, 1994.

                               /s/ Ellen R. Gordon

                       POWER OF ATTORNEY

              Registration Statement on Form S-3
       Relating to Shelf Registration of Debt Securities


          KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint ANGELO S. ABDELA and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, I have executed this instrument this 18th day of January, 1994.

                               /s/ George V. Grune

                       POWER OF ATTORNEY

              Registration Statement on Form S-3
       Relating to Shelf Registration of Debt Securities


          KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint ANGELO S. ABDELA and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, I have executed this instrument this 18th day of January, 1994.

                               /s/ Leo I. Higdon, Jr.

                       POWER OF ATTORNEY

              Registration Statement on Form S-3
       Relating to Shelf Registration of Debt Securities


          KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint ANGELO S. ABDELA and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, I have executed this instrument this 18th day of January, 1994.

                               /s/ Richard G. Holder

                       POWER OF ATTORNEY

              Registration Statement on Form S-3
       Relating to Shelf Registration of Debt Securities


          KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint ANGELO S. ABDELA and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, I have executed this instrument this 18th day of January, 1994.

                               /s/ Paul W. Joy

                       POWER OF ATTORNEY

              Registration Statement on Form S-3
       Relating to Shelf Registration of Debt Securities


          KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint ANGELO S. ABDELA and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, I have executed this instrument this 18th day of January, 1994.

                               /s/ A. Labergere

                       POWER OF ATTORNEY

              Registration Statement on Form S-3
       Relating to Shelf Registration of Debt Securities


          KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint ANGELO S. ABDELA and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, I have executed this instrument this 18th day of January, 1994.

                               /s/ R. E. Mercer

                       POWER OF ATTORNEY

              Registration Statement on Form S-3
       Relating to Shelf Registration of Debt Securities


          KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint ANGELO S. ABDELA and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, I have executed this instrument this 17th day of January, 1994.

                               /s/ William S. Norman

                       POWER OF ATTORNEY

              Registration Statement on Form S-3
       Relating to Shelf Registration of Debt Securities


          KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint ANGELO S. ABDELA and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, I have executed this instrument this 18th day of January, 1994.

                               /s/ Donald E. Procknow